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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2005

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

             Delaware                   0-22167               74-2806888
    (State or other jurisdiction      (Commission          (I.R.S. Employer
          of incorporation            File Number)        Identification No.)


                             4601 College Boulevard
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01  Entry into a Material Definitive Agreement

     On April 12, 2005, Euronet Worldwide, Inc.'s ("Euronet") subsdiary E-Pay Limited signed a revision to the Service Agreement between E-Pay Limited ("E-Pay") and John Gardiner dated February 19, 2003 (the "Gardiner Revision"). Under the Gardiner Revision, Mr. Gardiner's base salary was reduced to (pound)75,000 or $137,500 (based on an exchange an exchange rate of $1.83 to the British Pound, which was the average exchange rate for the year 2004) and his required time in the office was reduced from five days per week to two days per week. These revisions become effective on March 1, 2005. A copy of the Gardiner Revision between E-Pay and John Gardiner is attached hereto as Exhibit 10.1.

     On April 12, 2005, E-Pay signed a revision to the Service Agreement between E-Pay and Paul Althasen dated February 19, 2003 (the "Althasen Revision"). Under the Althasen Revision, Mr. Althasen's base salary was reduced to (pound)50,000 or $91,500 (based on an exchange rate of $1.83 to the British Pound, which was the average exchange rate for the year 2004) and his required time in the office was reduced from five days per week to one day per week. These revisions become effective on March 1, 2005. A copy of the Althasen Revision between Euronet and Paul Althasen is attached hereto as Exhibit 10.2.

Item 9.01  Financial Statements and Exhibits

Exhibits

      10.1 Revision to Service Agreement between Euronet and John Gardiner dated as of April 12, 2005

      10.2 Revision to Service Agreement between Euronet and Paul Althasen dated as of April 12, 2005





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EURONET WORLDWIDE, INC.


                                    By: /s/ Jeffrey B. Newman
                                        -------------------------
                                        Jeffrey B. Newman
                                        Executive Vice President

Date:  April 14, 2005